SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Medical Discoveries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

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MEDICAL DISCOVERIES, INC.
738 Aspenwood Lane
Twin Falls, Idaho 83301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 21, 2004

To the Shareholders of Medical Discoveries, Inc.:

      You are cordially invited to attend the Annual Meeting of Shareholders (the “Meeting”) of Medical Discoveries, Inc. (the “Company”) to be held at the Little America Hotel, 500 S. Main Street, Salt Lake City, Utah, on Friday, May 21, 2004, at 1:00 p.m., for the following purposes:

1. To elect three directors of the Company.

2. To ratify the selection of Balukoff Lindstrom & Co., P.A. as independent accountants to audit the financial statements of the Company for the year ending December 31, 2004.

3. To consider a proposal to amend and restate the Articles of Incorporation of the Company to increase the authorized shares of common stock of the Company from 100 million to 250 million and to authorize 50 million shares of undesignated preferred stock of the Company to be designated in the future by the Board of Directors without further action by the shareholders.

4. To approve the Company’s 2002 Stock Incentive Plan.

5. To transact such other business as may properly come before the Meeting.

      Shareholders of record at the close of business on April 12, 2004 are entitled to notice of and to vote at the Meeting and at any and all adjournments of the Meeting. If you are unable to attend the Meeting in person, you are urged to sign, date and return the enclosed proxy as it is necessary that holders of a majority of the outstanding shares be present, in person or by proxy, in order to obtain a quorum for the Meeting. The proxy may be returned in the accompanying, self-addressed envelope, which requires no postage if mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ STEPHEN R. DRAKE
Stephen R. Drake,
Secretary

Dated: April 12, 2004

PROXY STATEMENT Annual Meeting of Shareholders To Be Held May 21, 2004
INTRODUCTION
THE MEETING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
INFORMATION CONCERNING THE BOARD OF DIRECTORS, BOARD COMMITTEES AND DIRECTOR COMPENSATION
DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CODE OF ETHICS
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
PRINCIPAL ACCOUNTANT FEES AND SERVICES
PROPOSAL NO. 3 PROPOSAL TO AMEND AND RESTATE ARTICLES OF INCORPORATION
PROPOSAL NO. 4 PROPOSAL TO APPROVE 2002 STOCK INCENTIVE PLAN
OTHER MATTERS
ANNUAL REPORT
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
ANNEX A
ANNEX B
ANNEX C

MEDICAL DISCOVERIES, INC.
738 Aspenwood Lane
Twin Falls, Idaho 83301

PROXY STATEMENT
Annual Meeting of Shareholders
To Be Held May 21, 2004

INTRODUCTION

      This Proxy Statement is being furnished to the shareholders of Medical Discoveries, Inc., a Utah corporation (“MDI” or the “Company”), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held on May 21, 2004 and at any adjournments thereof.

      At the Meeting, shareholders will be asked:

(1) To elect three directors of the Company.

(2) To ratify the selection of Balukoff Lindstrom & Co., P.A. as independent accountants to audit the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2004.

(3) To consider a proposal to amend and restate the Articles of Incorporation of the Company to increase the authorized shares of common stock of the Company from 100 million to 250 million and to authorize 50 million shares of undesignated preferred stock of the Company to be designated in the future by the Board of Directors without further action by the shareholders.

(4) To approve the Company’s 2002 Stock Incentive Plan.

(5) To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

      The Board of Directors has fixed the close of business on April 12, 2004 as the record date (the “Record Date”) for the determination of the holders of common stock, no par value (“Common Stock”), entitled to notice of and to vote at the Meeting. Each such shareholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on April 12, 2004, there were 88,654,007 shares of Common Stock entitled to vote.

      This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Stock on or about April 26, 2004.

THE MEETING

Date, Time and Place

      The Meeting will be held on May 21, 2004, at 1:00 p.m. local time, at the Little America Hotel, 500 S. Main Street, Salt Lake City, Utah.

Matters to be Considered

      At the Meeting, shareholders will be asked to consider, and to vote with respect to, the election of three directors, the ratification of the selection of independent accountants, the proposal to amend the Articles of Incorporation of the Company to increase the authorized shares of common stock of the Company from 100 million to 250 million and to authorize 50 million shares of undesignated preferred stock, and the approval of the Company’s 2002 Stock Incentive Plan. See “ELECTION OF DIRECTORS,” “RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS,” “PROPOSAL TO AMEND AND RESTATE ARTICLES OF INCORPORATION” and “APPROVAL OF THE 2002 STOCK INCENTIVE PLAN.” The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

      Shareholders as of the close of business on the Record Date (i.e., April 12, 2004) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 88,654,007 shares of Common Stock outstanding and entitled to be voted. Each share of Common Stock entitles its holder to one vote.

Voting Procedures

      Quorum. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding at the close of business on the Record Date will constitute a quorum.

      Election of Directors. The Company does not have cumulative voting for directors. Under the Utah Revised Business Corporation Act, for each share of Common Stock held, each shareholder is entitled to cast one vote for each of the three directorships to be filled. The three nominees for director receiving the highest number of votes cast will be elected whether or not any one of them receives the vote of a majority of the shares represented and entitled to vote at the Meeting.

      Ratification of Selection of Independent Accountants. The ratification of the selection of Balukoff Lindstrom & Co., P.A. as independent accountants is being submitted to the shareholders because the Board of Directors believes that such action follows sound corporate practice and is in the best interests of the shareholders. If the shareholders do not ratify the selection of Balukoff Lindstrom & Co., P.A. by the affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the Meeting, the Audit Committee of the Board of Directors will reconsider this selection, although such a vote will not be binding on the Audit Committee. If the shareholders ratify the selection, the Audit Committee, in its discretion, may nevertheless direct the appointment of new independent accountants at any time if the Audit Committee believes that such a change would be in the interests of the Company and the shareholders.

      Approval of Proposal to Amend Articles of Incorporation. Under the Utah Revised Business Corporation Act, approval of the proposal to amend the Articles of Incorporation will require the vote of a majority of the shares of Common Stock that actually vote on the proposal.

      Approval of 2002 Stock Incentive Plan. Under the Utah Revised Business Corporation Act, approval of the proposal to amend the Articles of Incorporation will require the vote of a majority of the shares of Common Stock that actually vote on the proposal.

      Abstentions and Broker Non-votes. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented and entitled to vote at the Meeting. However, abstentions and broker non-votes are not counted in determining the number of shares voted and do not represent a vote either FOR or AGAINST an item of business.

Voting and Revocation of Proxies

      Shareholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR election of each nominee for director named herein, FOR ratification of the selection of independent accountants, FOR the approval of the proposal to amend and restate the Articles of Incorporation and FOR the approval of the Company’s 2002 Stock Incentive Plan.

      Any proxy signed and returned by a shareholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Proxy Solicitation

      The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from shareholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of shares of Common Stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

Independent Accountants

      The Company has been advised that representatives of Balukoff Lindstrom & Co., P.A., the Company’s independent accountants for 2003, will attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      At the Meeting, three directors of the Company constituting the entire Board of Directors are to be elected to serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board of Directors. Certain information with respect to each nominee for director is set forth below.

Name	Age	Position	Director Since

David R. Walker	59	Chairman of the Board of	May 1996
		Directors
Judy M. Robinett	51	President and Chief	November 2000
		Executive Officer, Director
Larry Anderson	55	Director	Nominee

      The following paragraphs sets forth certain biographical information about each of the foregoing:

      David R. Walker joined the Board of Directors on May 2, 1996, and was appointed Chairman of the Board of Directors on May 10, 1998. He has served as Chairman of the Audit Committee since its inception in 2001. For over 20 years, Mr. Walker has held the office of General Manager of Sunheaven Farms, the largest onion growing and packing entity in the State of Washington with annual revenues in excess of $50 million. In the capacity of General Manager, Mr. Walker performs the functions of a traditional chief financial officer. Mr. Walker holds a Bachelor of Arts degree in economics from Brigham Young University with minors in accounting and finance.

      Judy M. Robinett has held the office of President and Chief Executive Officer since November, 2000, and joined the Board of Directors on February 9, 2001. Since 1994, she has owned and operated an international consulting company focused on strategic planning, finance, marketing, and distribution for entrepreneurs and established companies. Prior to that, Ms. Robinett’s employment positions included Vice President for Quality Improvement for a regional hospital, Division Manager for Universal Foods, Group Manager for EG&G’s Nuclear Training Facility in Idaho, and a Planner for the State of Idaho. Ms. Robinett has published more than 50 articles on business finance and operations and is a recognized authority on quality control. Ms. Robinett holds a Bachelors of Sciences degree in psychology and a Masters degree in labor economics from Utah State University.

      Larry Anderson has a wide range of investment banking, sales and entrepreneurial experience. He has held investment banking and stock broker positions with Merrill Lynch, Oppenheimer and Kidder Peabody, managing up to $300 million in accounts. Mr. Anderson has significant sales experience including holding national sales leader awards while at Automated Data Processing and Qantel. Mr. Anderson is an entrepreneur with numerous start-ups and turn-arounds to his credit. He currently owns and operates, among other companies, C Innovation, a leading K-12 educational software company. Mr. Anderson currently lives in Salt Lake City, Utah, and attended college at Brigham Young University.

      The three nominees receiving the highest number of votes at the Meeting will be elected. The Board of Directors recommends a vote FOR each of the director nominees.

INFORMATION CONCERNING THE BOARD OF DIRECTORS,

BOARD COMMITTEES AND DIRECTOR COMPENSATION

Board Committees and Meetings

      Audit Committee. The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The functions of the Audit Committee are to assist the Board of Directors in fulfilling its responsibility to oversee the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent accountants, and significant financial matters. In discharging its duties, the Audit Committee is expected to:

•	have the ultimate authority to select (subject to shareholder ratification, which ratification is not binding on the Audit Committee), compensate, evaluate and replace the Company’s independent accountants;

•	review and approve the scope of the annual external audit;

•	review and pre-approve the engagement of the Company’s independent accountants to perform audit and permitted non-audit services and the related fees;

•	meet independently with the Company’s accounting staff, independent accountants and senior management;

•	review the integrity of the Company’s financial reporting process; and

•	review the Company’s financial statements and disclosures and certain Securities and Exchange Commission filings.

      The current members of the Audit Committee are David R. Walker (Chairman) and Alvin Zidell, each of whom is independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. There is currently one vacancy on the Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Annex A to this proxy statement. The Audit Committee meets at such times as may be deemed necessary by the Board of Directors or the Committee. The Audit Committee held four meetings during 2003. At each meeting, the Audit Committee met with management and the Company’s independent accountants, and with the independent accountants without management present.

      Audit Committee Financial Expert. The Board of Directors has determined that David R. Walker is an audit committee financial expert as defined by Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934.

      The Board of Directors held a total of five meetings during 2003. During 2003, each incumbent director attended 75% or more of the total number of meetings of the Board and the committees of the Board on which the director served.

      Directors are encouraged to attend the Company’s annual meetings of shareholders.

      The Company does not have a standing executive committee or compensation committee. The compensation of the President and Chief Executive Officer is determined by the Company’s independent directors.

      The Company does not have a standing nominating committee and the Board of Directors has not adopted a nominating committee charter. The Company is not required to have a compensation committee. However, the Board of Directors intends to establish a standing nominating committee prior to the 2005 Annual Meeting of shareholders. Currently, all members of the Board of Directors participate in the director nomination process. All members of the Board of Directors other than Judy M. Robinett are independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. The Board of Directors has an informal policy to consider any director nominee nominated by a security holder. The Board of Directors has no written policy concerning qualifications to serve as a director of the Company, but the Board of Directors considers numerous factors when nominating directors, including the nominee’s public company experience, the nominee’s biotechnology industry experience, the nominee’s ability through experience and existing relationships to further the goals of the Company, the nominee’s willingness and ability to participate actively on the Board, the nominee’s willingness and ability to serve on the Company’s Audit Committee and other future committees, the nominee’s ability to satisfy the independence standards for the Audit Committee and future expected nominating committee, and the nominee’s educational background. The current nominees for director were nominated by the President and Chief Executive Officer and were approved by the Board of Directors as nominees.

Director Compensation

      Directors who are not officers of the Company do not receive any regular compensation for their service on the board of directors, and directors who are officers of the Company receive no additional compensation for their service as a director of the Company. Directors are entitled to receive compensation for services unrelated to their service as a director to the extent that they provide such unrelated services to the Company. See “Certain Relationships and Related Transactions.”

      Directors of the Company and its subsidiaries are entitled to participate in the Company’s 2002 Stock Incentive Plan. During the year ended December 31, 2003, the Company granted options to purchase

300,000 shares of its Common Stock to its independent directors and granted options to purchase 14,500,000 shares of its Common Stock to its director who is also an officer of the Company.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

      Following is a schedule of names and certain information regarding all of the directors and executive officers of the Company, as of April 2, 2004:

Name	Age	Position

David R. Walker	59	Chairman of the Board of Directors
Judy M. Robinett	51	President and Chief Executive Officer
Alvin Zidell	73	Director
Nilesh Desai, M.D.	54	Director
Stephen R. Drake	35	Secretary

      David R. Walker joined the Board of Directors on May 2, 1996, and was appointed Chairman of the Board of Directors on May 10, 1998. He has served as Chairman of the Audit Committee since its inception in 2001. For over 20 years, Mr. Walker has held the office of General Manager of Sunheaven Farms, the largest onion growing and packing entity in the State of Washington with annual revenues in excess of $50 million. In the capacity of General Manager, Mr. Walker performs the functions of a traditional chief financial officer. Mr. Walker holds a Bachelors of Arts degree in economics from Brigham Young University with minors in accounting and finance.

      Judy M. Robinett has held the office of President and Chief Executive Officer since November, 2000, and joined the Board of Directors on February 9, 2001. Since 1994, she has owned and operated an international consulting company focused on strategic planning, finance, marketing, and distribution for entrepreneurs and established companies. Prior to that, Ms. Robinett’s employment positions included Vice President for Quality Improvement for a regional hospital, Division Manager for Universal Foods, Group Manager for EG&G’s Nuclear Training Facility in Idaho, and a Planner for the State of Idaho. Ms. Robinett has published more than 50 articles on business finance and operations and is a recognized authority on quality control. Ms. Robinett holds a Bachelors of Sciences degree in psychology and a Masters degree in labor economics from Utah State University.

      Alvin Zidell has been a Director of the Company since December 1, 1993. In the past five years, he has served as a Vice President of Zidell Properties, a building company in Dallas, Texas, President of Siding for Less, a siding installation company, and the owner of an investment company, Alvin Zidell Investments.

      Neal Desai, M.D., has served as a Director of the Company since January of 1999. Dr. Desai is a Diplomat of the American Board of Internal Medicine, and is the owner of Victory Olive Medical Group in Burbank, California, where he has practiced internal medicine since 1980.

      Stephen R. Drake was elected Secretary of the Company effective as of April 1, 2004. He has served as legal counsel to the Company since November 2000. Mr. Drake is an attorney in private practice with Stoel Rives LLP in Boise, Idaho, where he practices corporate and securities law. Mr. Drake received a Bachelors of Arts degree, cum laude, from Albertson College in 1991 and a Juris Doctor degree, cum laude, from Willamette University College of Law in 1996.

      The executive officers of the Company serve at the pleasure of the Board of Directors. None of the officers are currently employees of the Company.

EXECUTIVE COMPENSATION

      The following table sets forth certain summary information concerning compensation paid by the Company to the President and Chief Executive Officer (the “Named Executive Officer”) for the years ended

December 31, 2003, 2002, and 2001. No other executive officer of the Company received a total annual salary and bonus in excess of $100,000 during the year ended December 31, 2003.

Summary Compensation Table

					Securities
					Underlying
		Salary			Options
Name and Principal Position(s)	Year	($)(a)	Bonus ($)		(#)

Judy M. Robinett	2003	220,000	—		14,500,000
President and Chief	2002	193,336	300,000		500,000
Executive Officer	2001	180,000	4,500	(b)	1,000,000

(a)	Represents total amounts accrued for the period, whether or not actually paid. As of December 31, 2003, the Company had a total payable to Ms. Robinett of $785,000. During the year ended December 31, 2003, Ms. Robinett was actually paid $60,000 by the Company.

(b)	Represents value of 30,000 shares of common stock of the Company granted on April 20, 2001, based on the closing price of the stock that day ($0.15).

      The following table sets forth certain summary information concerning options granted to the Named Executive Officer for the year ended December 31, 2003.

Options Granted in Last Fiscal Year

				Market
		Percent of Total		Price on
	Number of	Options Granted to	Exercise	Date of
	Securities	Employees in	Price	Grant	Expiration
Name and Principal Position(s)	Underlying Options	Fiscal Year	($/sh)	($/sh)	Date

Judy M. Robinett	500,000	100%	.01	.05	12/31/12
President and Chief Executive Officer	14,000,000	100%	.02	.075	10/27/13

      The following table sets forth certain summary information concerning options exercised by the Named Executive Officer during 2003, and the value of options held by such person at December 31, 2003 measured in terms of the average sale price reported for Common Stock on December 31, 2003 ($.1475, as reported by OTC Bulletin Board).

Aggregate Option Exercises in 2003 and Option Values at 12/31/2003

Number of
			Securities Underlying	Value of Unexercised
			Unexercised Options at	In-the-Money Options at
	Shares		December 31,	December 31,
	Acquired on	Value	2003 (#)	2003 ($)
Name	Exercise (#)	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Judy M. Robinett	—	—	16,000,000/0	2,060,000/0

The Company has never granted any freestanding stock appreciation rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding persons known by the Company to beneficially own, as defined by Rule 13d-3 under the Securities Exchange Act of 1934, more than 5% of Common Stock as of April 12, 2004, based solely on information regarding such ownership available to the Company in filings by such beneficial owners with the SEC on Schedules 13D and 13G. The following table also sets forth information regarding beneficial ownership of Common Stock as of April 12, 2004, except as noted below, by the Directors and the Named Executive Officer and by the Directors and Named Executive Officer as a group.

	Number of Shares
	and Nature of		Percent
	Beneficial		of
Name and Address of Beneficial Owner(a)	Ownership(b)		Class

Certain Beneficial Owners:
Harvest Group, L.L.C	17,116,337		19.5
2985 North 935 East, Suite 9
Layton, UT 84041
Judy M. Robinett	16,030,000	(c)	15.4
Directors/ Named Executive Officer:
David R. Walker	1,153,539	(d)	1.3
Judy M. Robinett	16,030,000	(c)	15.4
Alvin Zidell	882,062	(e)	*
Nilesh Desai, M.D.	567,415	(f)	*
All Directors and Executive Officers as a Group (4 persons)	18,633,016	(g)	17.6

*	Less than 1%

(a)	Unless otherwise indicated, the business address of each person listed is c/o Medical Discoveries, Inc., 738 Aspenwood Lane, Twin Falls, ID 83301.

(b)	For purposes of this table, shares are considered to be beneficially owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. Shares are also considered beneficially owned if a person has the right to acquire the beneficial ownership of the shares within 60 days of April 12, 2004. Unless otherwise indicated in these footnotes, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

(c)	Includes 16,000,000 shares that may be acquired upon the exercise of currently exercisable stock options.

(d)	Includes 750,000 shares that may be acquired upon the exercise of currently exercisable stock options.

(e)	Includes 750,000 shares that may be acquired upon the exercise of currently exercisable stock options.

(f)	Includes 175,000 shares that may be acquired upon the exercise of currently exercisable stock options, 133,334 shares that may be acquired by the Desai Family Trust upon the exercise of currently exercisable warrants, and 197,081 shares of common stock owned by the Desai Family Trust.

(g)	Includes 17,808,334 shares that may be acquired upon the exercise of currently exercisable stock options and warrants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Executive Officers and Directors, and persons who beneficially own more than 10% of the outstanding shares of Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish the Company with copies. Based solely upon a review of the copies of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that for the year ended December 31, 2003 all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis, except as follows: In 2004, each of the directors of the Company filed a Form 3 because the Company’s records did not indicate whether or not they were previously filed. Following such filings, each of the directors also filed a Form 4 to report all transactions subsequent to the date they became subject to Section 16(a).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company entered into an employment agreement with Judy M. Robinett as of May 15, 2002, pursuant to which Ms. Robinett serves as President and Chief Executive Officer of the Company. The term of the agreement is three years. The agreement provides for a signing bonus of $200,000 and an annual salary of $220,000. The agreement also provides for bonuses pursuant to which performance by Ms. Robinett at the target level established by the Board of directors for an annual bonus performance period will result in an incentive payment equal to 50% of her annual salary for the period. Pursuant to the agreement, Ms. Robinett is eligible to participate in all employee benefit programs of the Company applicable to management personnel and is also provided with the use of a Company-owned vehicle. However, the Company currently does not provide benefits or own a vehicle. In the event of termination for cause, death or disability, Ms. Robinett will be entitled to accrued compensation through the date of such event. In the event of termination otherwise than for cause, Ms. Robinett will be entitled, as severance pay, to a cash payment equal to her annual salary then in effect for the longer of two years or the unexpired portion of the term of the agreement. The agreement also contains customary provisions relating to confidentiality and ownership of intellectual property. The agreement does not, however, contain a non-compete provision.

CODE OF ETHICS

      The Company is not required to adopt a code of ethics and has not adopted a formal code of ethics. The directors intend to do so during the upcoming fiscal year following election of the new Board of Directors.

AUDIT COMMITTEE REPORT

      The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2003.

Review with Management

      The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2003 with management.

Review and Discussion with Independent Accountants

      The Audit Committee has also discussed with Balukoff Lindstrom & Co., P.A., the Company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 90 (Communication with Audit Committees) regarding the auditor’s judgments about the quality of the Company’s accounting principles as applied in its financial reporting. The Audit Committee has also received the written disclosures and the letter from Balukoff Lindstrom & Co., P.A. required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Balukoff Lindstrom & Co., P.A. the matter of its independence.

Conclusion

      Based on the review and discussions described in the preceding paragraphs, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended December 31, 2003 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

      David R. Walker, Chairman

      Alvin Zidell

      The information contained in this Audit Committee Report is not deemed to be soliciting material or to be filed with the Securities and Exchange Commission, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. Such information is not incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The Audit Committee of the Board of Directors has selected Balukoff Lindstrom & Co., P.A. as independent accountants to audit the consolidated financial statements of the Company for the year ending December 31, 2004. Balukoff Lindstrom & Co., P.A. currently serves as the Company’s independent accountants. The Board of Directors recommends a vote FOR the ratification of the selection of Balukoff Lindstrom & Co., P.A. as the Company’s independent accountants for the year ending December 31, 2004.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

      The aggregate fees for professional services rendered by Balukoff Lindstrom & Co., P.A. for the audit of the Company’s annual financial statements for 2003 and 2002, the review of the financial statements included in the Company’s Forms 10-Q for 2003 and 2002 totaled $27,250 and $28,175, respectively.

Tax Fees

      The aggregate fees for professional services rendered by Balukoff Lindstrom & Co., P.A. for tax preparation and consultation, for the years ended 2003 and 2002, were $475 and $365, respectively.

      The engagement of Balukoff Lindstrom & Co., P.A. to render audit and non-audit services for the periods described above was approved in advance by the Company’s audit committee. Any additional audit-related or permitted non-audit services proposed by management to be performed by Balukoff Lindstrom & Co., P.A. will be submitted to the Audit Committee for consideration and approval in advance of any engagement to perform such services.

PROPOSAL NO. 3

PROPOSAL TO AMEND AND RESTATE ARTICLES OF INCORPORATION

      The Company will require significant additional funding to continue to develop, research and seek regulatory approval of its technologies. In addition, the Company cannot survive, even in the near term, without immediate additional funding for operations. The Company does not currently generate any cash from operations and has no credit facilities in place or available. The Board of Directors believes it can raise capital through private stock offerings and/or secondary public offerings. Effective April 1, 2004, the Board of Directors unanimously adopted a resolution to amend and restate the Articles of Incorporation of the Company in the form substantially as set forth in Annex B attached to this proxy statement to increase the number of authorized shares of Common Stock from 100 million to 250 million and to provide for 50 million shares of undesignated Preferred Stock. The Board’s resolution cannot be implemented without shareholder approval.

      As of April 12, 2004, the Company had outstanding 88,654,007 shares of Common Stock. Taking into consideration the shares of Common Stock reserved for issuance upon the exercise of stock options, warrants and convertible notes, there are no shares of Common Stock currently available for issuance.

      The proposed amendment will provide the Company with additional authorized and unissued shares of Common Stock and a new undesignated class of Preferred Stock, either of which may be used for various corporate purposes, including financing, business combination and acquisition transactions; stock splits and stock dividends; stock incentive and compensation plans or programs; and other business purposes. The Company has no commitment, arrangement, understanding or agreement, written or oral, regarding the issuance of common stock or preferred stock subsequent to the increase of authorized shares. Furthermore, the Company has no specific plan at this time for such an issuance.

      If the proposed Amended and Restated Articles of Incorporation are approved, the increased number of authorized shares of Common Stock will be available for issuance from time to time for such purposes and for such consideration as the Board of Directors may approve and no further vote of the shareholders of the Company will be required for such issuance, except as may be provided for under applicable law or the rules of any stock exchange or other market system on which the Common Stock may then be listed or traded. In addition, the newly created Preferred Stock will be available for designation and issuance from time to time by the Board of Directors without further vote of the shareholders of the Company, except as may be provided for under applicable law or the rules of any stock exchange or other market system on which the Common Stock or Preferred Stock may then be listed or traded.

      The rights of the Board of Directors to designate and issue specific series of Preferred Stock will include, without limitation, the right to determine or designate the following with respect to each series:

•	The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors;

•	The dividend rate of such series, the conditions and times upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or series thereof, or on the other series of the same class, and whether dividends shall be cumulative or noncumulative;

•	The conditions upon which the shares of such series shall be subject to redemption by the Company and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

•	Whether or not the shares of the series shall be subject to the operation of retirement or sinking fund provisions to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

•	Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

•	Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

•	The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or upon distribution of assets of the Company; and

•	Any other designations, preferences, limitations and relative rights of the shares of such series, as the Board of Directors may deem advisable.

      Shareholders should refer to Annex B for the complete proposed Amended and Restated Articles of Incorporation.

      While the Company believes that equity offerings are a viable option to raise capital, there can be no assurance that the Company will actually commence any type of equity offering, or that if commenced, such an offering will be successful.

      The shares of Common Stock authorized pursuant to the proposed Amended and Restated Articles of Incorporation would be identical to the shares of Common Stock currently authorized. Holders of Common Stock do not have preemptive rights to subscribe for additional securities that may be issued by the Company. The authorization of additional shares of Common Stock pursuant to the proposed amendment will not, by itself, have any effect on the rights of existing shareholders. The issuance of such shares, however, could dilute the rights of existing shareholders.

      Because the proposed amendment would allow the Company to issue a significant number of shares of Common Stock and Preferred Stock in connection with future transactions, it is possible that a change in control of the Company could occur. However, no such transactions are contemplated at this time.

      The proposed amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures. The Board of Directors recommends a vote FOR the proposal to amend and restate the Articles of Incorporation.

PROPOSAL NO. 4

PROPOSAL TO APPROVE 2002 STOCK INCENTIVE PLAN

      As of July 11, 2002, the Board of Directors adopted the 2002 Stock Incentive Plan (the “Plan”), which was amended on March 6, 2003 to increase the number of shares of Common Stock subject to the Plan to 20 million. The Plan is submitted to the shareholders for approval at this Meeting. While the Company is not required to obtain shareholder approval of the Plan, the Company believes it is good corporate practice to seek shareholder approval of all stock option and incentive plans. This Meeting was the first convenient opportunity for the Company to seek such approval.

      The Board of Directors of the Company believes that the availability of stock options and other stock incentives is an important factor in the Company’s ability to attract and retain qualified employees and to provide an incentive for them to exert their best efforts on behalf of the Company. In addition, in light of the limited amount of working capital available to it, the Company has, and may periodically continue to, use stock options and other incentive awards to compensate consultants that provide services to the Company.

Description of the 2002 Stock Incentive Plan

      The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan , a copy of which attached as Annex C to this proxy statement.

Purpose of the Plan

      The purpose of the Plan is to enable the Company to attract and retain the services of (1) selected employees, officers and directors and (2) selected nonemployee agents, consultants, advisers and independent contractors. For purposes of the Plan, a person is considered to be employed by the Company or in the Company’s service if the person is employed by the Company or in the service of the Company or any parent or subsidiary of the Company.

Administration

      The Company’s Board of Directors administers the Plan. Subject to the provisions of the Plan, the Board of Directors may adopt and amend rules and regulations relating to the administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares not imposed by law and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan.

      The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both any or all authority for administration of the Plan except that only the Board of Directors may amend or terminate the Plan. The Board of Directors may delegate to any officer or officers of the Company authority to grant awards under the Plan, subject to any restrictions the Board of Directors may impose.

      The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors is final and conclusive. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it deems expedient to carry the Plan into effect, and the Board of Directors shall be the sole and final judge of such expediency.

Eligibility and types of awards under the Plan

      Grants under the Plan may be awarded to select directors, officers, employees, non-employee agents, consultants, advisers, and independent contractors of the Company or any parent or subsidiary of the Company. The Plan permits the Board of Directors to grant Incentive Stock Options, Nonstatutory Stock Options, stock bonus awards and to sell shares subject to any terms, conditions and restrictions they determine.

Shares Reserved for Issuance Under the 2002 Incentive Plan

      The Board of Directors has reserved a total of 20,000,000 shares of the Company’s common stock for issuance under the Plan. The number and kind of shares available for grants under the Plan and all other share amounts set forth in the Plan shall be appropriately adjusted by the Board of Directors if the outstanding common stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or unexercised portions thereof, shall be exercisable so that the optionee’s proportionate interest before and after the occurrence of the event is maintained. Any such adjustments by the Board of Directors shall be conclusive.

      If an option granted under the Plan expires, terminates or is canceled, any unissued shares become available under the Plan. If shares awarded as a bonus or sold as restricted stock are forfeited to the Company or repurchased by the Company, the shares forfeited or repurchased shall again become available for issuance under the Plan.

Amendment and Termination of the Plan

      The Board of Directors may amend the Plan at any time. Except as specified in the Plan with respect to treatment of options in case of a merger or reorganization and changes in outstanding options in connection with changes in capital structure, no change in an option already granted may be made without the consent of the holder of the option.

      The Plan will continue until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed or when earlier terminated by the Board of Directors. The Board of Directors may suspend or terminate the Plan at any time. Early termination of the Plan shall not affect any outstanding options or shares subject to restrictions, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

Stock Options

      With respect to each grant, the Board of Directors determines the persons to whom options are granted, the option price, the number of shares subject to each option, the period of each option and the time or times at which the options may be exercised and whether the option is an Incentive Stock Option or a Nonstatutory Stock Option. At the time of grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of the new options.

      Only employees are eligible to receive Incentive Stock Options. The aggregate amount of shares for which Incentive Stock Options may become exercisable under the Plan and other stock incentive plans of the Company for the first time in any calendar year for an optionee may not exceed $100,000 measured on the fair market value of the stock on the date of grant. If the aggregate fair market value exceeds $100,000 in any year, that portion of the option or options that do not exceed $100,000, to the extent of whole shares, shall be treated as an Incentive Stock Option and the remaining portion shall be treated as a Nonstatutory Stock Option. This treatment will be applied to multiple options in the order in which they were granted. The Company will treat an exercise of all or any portion of an Incentive Stock Option below the $100,000 limitation as an Incentive Stock Option to the full extent permitted under the $100,000 limitation unless the optionee designates the option otherwise. The Board of Directors may at any time without the consent of the optionee convert an Incentive Stock Option into a Nonstatutory Stock Option.

      Option Price. The Board of Directors shall determine the exercise price per share for an option at the time it is granted subject to certain restrictions. If the option is an Incentive Stock Option, the option price cannot be less than the fair market value of the common stock on the date of grant. If an optionee of an Incentive Stock Option at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the option price may not be less than 110% of the fair market value of the common stock on the date of grant. For this purpose, fair market value shall be the closing price of the common stock last reported before the time the option is granted, if the stock is publicly traded, or any other value of the common stock as specified by the Board of Directors.

      Nontransferability. Incentive Stock Options and, unless otherwise determined by the Board of Directors, Nonstatutory Stock Options under the Plan shall not be assignable or transferable by an optionee, either voluntarily or by operation of law, other than by the optionee’s will or the laws of descent or distribution of the state or country of domicile at the time of death of an optionee. During an optionee’s lifetime, an option may be exercised only by the optionee.

      Duration and Exercise of Options. Options may be exercised in amounts and at times determined by the Board of Directors. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year for the full number of shares to which the optionee is entitled in that year, the optionee may purchase those shares in any subsequent year during the term of the option.

      Incentive Stock Options granted under the Plan expire on the date fixed by the Board of Directors subject to two restrictions:

(i) no Incentive Stock Option may be exercised after the expiration of 10 years from the date it is granted, and

(ii) if the recipient of an Incentive Stock Option owns stock possessing more than 10 percent of the combined voting power of all classes of our stock at the time of grant, the expiration date of the option may not be more than five years after the date of grant.

      If an optionee sells or otherwise disposes of the shares of common stock acquired on exercise of an Incentive Stock Option within two years after it is granted or within 12 months after it is exercised, then, within 30 days of the sale or disposition, the optionee shall notify the Company in writing of (i) the date of the sale or disposition, (ii) the amount realized on the sale or disposition and (iii) the nature of the sale or disposition.

      Unless otherwise determined by the Board of Directors, any option granted to a non-exempt employee of the Company subject to the overtime compensation provisions of Section 7 of the Fair Labor Standards Act (“FLSA”) shall not be exercisable until at least six months after the date it is granted. This six-month restriction on exercisability will cease to apply, however, if the employee dies, becomes disabled or retires, there is a change in ownership of the Company, or in other circumstances permitted by regulation, all as prescribed in Section 7(e)(8)(B) of the FLSA.

      Except as described under “Termination of Employment or Service, Death and Assignment” below or as determined by the Board of Directors, an option may not be exercised unless the optionee is an employee of, or is providing service to, the Company when exercised and has been continuously so employed or providing service since the date the option was granted. Absence on leave approved by the Company or on account of illness or disability shall not be deemed a termination or interruption of employment or service for this purpose. Unless otherwise determined by the Board of Directors, vesting of options shall continue during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options shall be suspended during any other unpaid leave of absence.

      To exercise an option, the optionee must:

(i) pay of the full purchase price for the shares purchased, and

(ii) submit a written notice to us of the optionee’s binding commitment to purchase shares.

      The notice must specify the number of shares of common stock for which the optionee wishes to exercise the option and the date on which the optionee desires to complete the transaction.

      The full purchase price must be paid in cash or by check on or before the date specified for completion of the purchase of the shares unless the Board of Directors determines otherwise. Additionally, with the approval of the Board of Directors, an optionee may pay for all or some of the shares with shares of our common stock valued at fair market value, restricted stock, other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration. Unless otherwise determined by the Board of Directors, common stock provided in payment must have been previously acquired by the optionee and held by the optionee for at least six months. For purposes of valuing the common stock provided in payment of the purchase price, the fair market value shall be the closing price of the common stock last reported before the time payment in common stock is made or, if earlier, committed to be made if the common stock is publicly traded, or, if not, another value of the common stock as specified by the Board of Directors. No shares shall be issued until full payment has been made, including all amounts owed for tax withholding. With the consent of the Board of Directors, an optionee may request the Company to apply the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option automatically. The optionee must comply with any requirements specified by the Board of Directors for satisfaction of applicable federal, state and local tax withholding requirements, as well as any applicable federal or state securities laws.

      Termination of Employment or Service, Death and Assignment. Unless otherwise determined by the Board of Directors, if an optionee ceases to be employed by or to provide service to the Company for any reason other than death, total disability or bona fide early retirement, as defined in the Plan, the optionee may exercise any option that he or she holds at the date that employment terminates at any time before the expiration date of the option or 3 months (6 months for a Nonqualified Stock Option) following the termination date of the optionee, whichever is earlier, but only if and to the extent the option was exercisable as of the termination date. Any portion of an option not exercisable at the date of termination will lapse.

      Unless otherwise determined by our Board of Directors, if the optionee’s employment or service terminates because of total disability, the optionee may exercise any option held on the termination date at any time before the earlier of the option’s expiration date or 3 months (6 months for a Nonqualified Stock Option) after the date of termination, but only to the extent the option was exercisable on the date of termination. The term “total disability” means a medically determinable mental or physical impairment of the optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which, in the opinion of the Board of Directors and the opinion of two independent physicians, causes the optionee to be unable to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the two independent physicians have furnished their written opinion of total disability to the Company and the Board of Directors has reached an opinion of total disability.

      Unless otherwise determined by the Board of Directors, if an optionee dies while in the Company’s employment or providing services to the Company, any option may be exercised at any time before the expiration date of the option or before the date that is 12 months after the date of death, whichever is the shorter period. The option may be exercised, however, only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom the optionee’s rights under the option pass by the optionee’s will or by the laws of descent and distribution of the state or country of the optionee’s domicile at the time of death.

      To the extent that the option of any deceased optionee or any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to the option shall cease and terminate.

Stock Bonuses

      The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors.

      The Company may require any recipient of a stock bonus to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable to the recipient, including salary, subject to applicable law. With consent of the Board of Directors, a recipient may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of common stock of the Company. However, the number of shares so withheld or delivered cannot exceed the minimum amount necessary to satisfy the required withholding obligations.

Restricted Stock

      Subject to any restrictions imposed by applicable law and the Plan, the Board of Directors may issue shares of “restricted stock” under the Plan for any consideration (including promissory notes and services) determined by the Board of Directors. Shares of restricted stock issued under the Plan shall be subject to the terms, conditions and restrictions of the Plan and any other terms, conditions and restrictions determined by the Board of Directors. The restrictions may include, subject to any limitations imposed by applicable law, without limitation, restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued.

      The purchase price for any shares of restricted stock issued to any person possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary must be at least 100% of the fair market value of the common stock of the Company on the date the purchase agreement is signed.

      All shares of restricted stock must be subject to a purchase agreement, which must be executed by the Company and the prospective purchaser of the shares of restricted stock before the delivery of certificates representing the shares to the purchaser. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors.

      The rights of any purchaser of shares of restricted stock are nonassignable and nontransferable, either voluntarily or by operation of law, except by will, by the laws of descent and distribution of the state or country of such person’s at the time of death.

      The Company may require any recipient of restricted stock to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company, its parent or a subsidiary may withhold that amount from other amounts payable to the recipient, including salary, subject to applicable law. With consent of the Board of Directors, a recipient may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of common stock of the Company. However, the number of shares so withheld or delivered cannot exceed the minimum amount necessary to satisfy the required withholding obligation.

Performance-based Awards

      Under the Plan, the Board of Directors may grant performance-based awards. These awards are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and regulations thereunder (“Performance-based Awards”). Performance-based Awards shall be denominated at the time of grant either in common stock of the Company or in dollar amounts. Performance-based Awards may be granted in whole or in part if the Company achieves written objective goals established by the Board of Directors over a designated period of time. Payment of an award earned may be in cash or stock or both as determined by the Board of Directors. In addition to the requirement that participants satisfy certain performance goals, the Board of Directors may impose additional restrictions to payment under a Performance-based Award.

Tax Consequences

      The following is a general discussion of certain federal income tax considerations concerning Incentive Stock Options and Nonstatutory Stock Options. The discussion does not describe any tax consequences of stock bonuses, stock appreciation rights, restricted stock or cash bonus rights, nor does the discussion describe any tax consequences under the tax laws of any state, locality or foreign jurisdiction. Furthermore, the discussion is based on the provisions of the Code and regulations, and rulings and judicial decisions thereunder, as of the date hereof, and such authorities may be repealed or modified retroactively so as to result in federal income tax consequences different from those discussed below. The discussion below does not discuss all federal income tax consequences that may be relevant to a particular optionee, and is not intended as tax advice. Each optionee is urged to consult his or her individual tax adviser.

      Incentive Stock Options. Certain options authorized to be granted under the Plan are intended to qualify as Incentive Stock Options for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or upon a proper exercise of the Incentive Stock Option, although such exercise may produce alternative minimum tax liability for the optionee. If an employee exercises an Incentive Stock Option and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. Ordinarily, if an employee disposes of shares acquired upon exercise of an Incentive Stock Option before the expiration of either the one-year holding period or the two-year waiting period, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price will be taxable as ordinary compensation income in the year of such disqualifying disposition; however, on certain sales or exchanges the amount that is taxable as ordinary compensation is limited to the amount by which the amount realized on the disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an Incentive Stock Option. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

      Nonqualified Stock Options. Certain options authorized to be granted under the Plan will be treated as Nonstatutory Stock Options for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an Nonstatutory Stock Option pursuant to the Plan until the option is exercised. At the time of exercise of an Nonstatutory Stock Option, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company is required to withhold on the income amount. Upon the sale of shares acquired upon exercise of an Nonstatutory Stock Option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

      An employee who receives stock in connection with the performance of services will generally realize taxable income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code and the employee elects within 30 days after the original transfer to recognize income in connection with the original transfer under Section 83(b) of the Code. If the shares are not vested at the time of receipt, the employee will realize taxable income in each year in which a portion of the shares substantially vest, unless the employee a Section 83(b) election is made. The Company generally will be entitled to a tax deduction equal to the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold on the income amount.

      Stock Bonuses. A stock bonus will generally result in compensation income for the recipient equal to the fair market value of the stock granted on the date it is granted. When the recipient sells the stock obtained as a stock bonus, the recipient will recognize capital gain or loss in an amount equal to the amount realized upon the sale less the recipient’s basis. The recipient’s basis will be any income previously recognized with respect to the stock.

      Restricted Stock. No income is recognized by a recipient of restricted stock upon the grant of the stock, unless the recipient elects within 30 days (pursuant to section 83(b) of the Code) to recognize income at the time the recipient receives the stock. If the recipient makes the section 83(b) election, the recipient may not deduct amounts subsequently returned to the Company. If the recipient does not make the section 83(b) election, the recipient will generally recognize ordinary income and be subject to reporting and withholding requirements when the restrictions on the stock are removed. The income recognized by the recipient will be the fair market value of the restricted stock on the date the restrictions are removed less any amount paid for the shares. When the recipient sells the restricted stock, the recipient will recognize capital gain or loss in an amount equal to the amount realized upon the sale less the recipient’s basis. The recipient’s basis will be what the recipient paid for the restricted stock plus any income previously recognized.

      Performance-based Awards. No income is recognized by a recipient of a performance-based award upon the grant of the award. The recipient will generally recognize ordinary income and be subject to reporting and withholding requirements when the performance criteria established in the award are achieved. If payment of the award is in cash, the income recognized will be the amount of cash receivable by the recipient on the date the performance criteria is achieved less any amount paid for the shares. If payment of the award is in the form of stock, the income recognized will be the fair market value of the stock on the date the performance criteria are achieved less any amount paid for the shares. If payment of the award is in the form of stock, when the recipient sells the stock, the recipient will recognize capital gain or loss in an amount equal to the amount realized upon the sale less the recipient’s basis in the stock. The recipient’s basis will be what the recipient paid for the restricted stock plus any income previously recognized.

Non-Transferability of Options

      Each stock option granted under the Plan by its terms shall be nonassignable and nontransferable by an optionee, either voluntarily or by operation of law, other than by will or the laws of descent or distribution upon the death of an optionee, by instrument to an intervivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the person establishing the trust or by gift to immediate family. An option may be exercised only by an optionee or, after death, by a successor or representative of an optionee.

Conditions to Issuance of Stock

      The Company is under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended (the “Securities Act”) of any shares of common stock to be issued under the Plan or to effect similar compliance under any state laws. The Company is not obligated to cause to be issued or delivered any certificates evidencing shares of common stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of any governmental authority and the requirements of any securities exchange on which shares of common stock are traded. The Company may require, as a condition of the issuance and delivery of certificates evidencing shares of common stock pursuant to the Plan, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends as the Company, in its sole discretion, deems necessary or desirable.

NUMBER OF OPTIONS RECEIVED OR TO BE RECEIVED BY SPECIFIED PERSONS

      The following table contains information regarding the number of options to purchase Common Stock granted under the Plan to the groups and individuals in the table as of April 12, 2004. No awards other than options have been granted under the Plan. The Company is unable to determine the amount of awards that may be granted in the future to such groups and individuals because grants of awards are subject to the discretion of the Board of Directors.

Number of Options
Name and Position	Granted Under the Plan

David R. Walker, Director	600,000
Judy M. Robinett, President and Chief Executive Officer and Director	14,500,000
Alvin Zidell, Director	100,000
Nilesh Desai, Director	100,000
Stephen R. Drake, Secretary (non-employee)	300,000
Deirdra Burgess (non-employee consultant)	150,000
Dan Robinson (non-employee consultant)	150,000
John Cardis (non-employee consultant)	100,000
All current executive officers as a group	14,500,000
All current directors who are not executive officers as a group	800,000
All employees, including all current officers who are not executive officers, as a group	-0-

      The closing price of a share of common stock of the Company on April 12, 2004, as reported by the OTC Bulletin Board, was $0.14 per share.

      The Board of Directors recommends a vote FOR the proposal to approve the Plan.

OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

ANNUAL REPORT

      A copy of the Company’s Annual Report is being mailed to shareholders together with these proxy materials.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      Any proposal submitted by a shareholder for action at the Company’s 2005 Annual Meeting of Shareholders must be submitted in a letter to the Secretary of the Company and received by the Company by December 29, 2004 in order for such proposal to be included in the Company’s proxy statement and form of proxy relating to such meeting. The proposal must be in the form required by, and will be subject to the other requirements of, the applicable rules of the Securities and Exchange Commission. With respect to proposals submitted by a shareholder other than for inclusion in the Company’s proxy statement and form of proxy for the 2005 Annual Meeting, notice of any such proposal must be submitted in a letter to the Secretary of the Company and received by the Company by March 12, 2005. The notice must be in the form required by, and will be subject to the other requirements of, the Bylaws of the Company. Any proxies solicited by the Board of Directors for the 2005 Annual Meeting may confer discretionary authority to vote on any proposal notice of which is not timely received.

By Order of the Board of Directors

/s/ STEPHEN R. DRAKE

Stephen R. Drake,
Secretary

Dated: April 12, 2004

ANNEX A

CHARTER

OF THE
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF
MEDICAL DISCOVERIES, INC.

PURPOSE

      The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors of Medical Discoveries, Inc., (the “Corporation”) in fulfilling its oversight responsibilities with respect to (i) the financial reports and other financial information provided by the Corporation to its shareholders and others, (ii) the Corporation’s system of internal control, and (iii) the Corporation’s audit, accounting, and financial reporting processes generally.

      In particular, and without limiting the generality of the foregoing, a purpose of the Committee is to undertake the duties of an audit committee described in applicable rules of the Securities and Exchange Commission (the “Commission”) and any other similar rules of any securities exchange or trading facility to which the Corporation may become subject.

      In carrying out its purpose, the Committee shall (i) serve as an independent and objective monitor of the performance of the Corporation’s financial reporting process and system of internal control, (ii) review and appraise the audit efforts of the Corporation’s independent accountants and internal accounting and finance department, and (iii) provide for open, ongoing communication among the independent accountants, financial and senior management and the Board of Directors concerning the Corporation’s financial condition and results of operations.

COMPOSITION

      The Committee shall be comprised of two or more directors, as determined by the Board of Directors. The members of the Committee shall be appointed annually by the Board of Directors. Each member shall meet the applicable independence and experience requirements of the NASD, and at least one member of the Committee shall have accounting or related financial management expertise. Except as otherwise expressly provided herein, a majority of the Committee shall constitute a quorum and shall be empowered to conduct any business that the Committee is empowered to conduct. One member of the Committee shall be designated the Chair, provided, however, that, in the absence of the designated Chair, another member of the Committee shall be designated by the members present, in person or by conference telephone call, and shall serve as Chair.

MEETINGS

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee shall meet at least annually, and more often as warranted, with the independent accountants to discuss any matters that the Committee or the auditors believes should be discussed privately. The Committee shall maintain a high degree of independence both in establishing its agenda and directly accessing various members of management. The Committee shall meet annually with management regarding their systems of internal control, results of audits, and accuracy of financial reporting. All such meetings may be held in person or, at the option of the Chair, by conference telephone call or any combination of the above. If any participant in any such meeting will participate by conference telephone call, such participant shall, whenever reasonably possible, be furnished with copies of financial statements, reports or other significant documents to be discussed at the meeting so as to permit such participant to engage in discussions of the subject matter of the meetings in all material respects as if such participant had attended in person; provided, however, that written or other materials generated at the meeting may, at the option of the Chair, be described to a participant by conference telephone call if, as a practical matter, such materials cannot be concurrently electronically transmitted to such participant.

RESPONSIBILITIES AND DUTIES

      The Committee’s responsibility is oversight, and it recognizes that the Corporation’s management is responsible for preparing the Corporation’s financial statements. Additionally, the Committee recognizes that financial management, as well as the independent accountants, have more knowledge and more detailed information about the Corporation than do the members of the Committee. Consequently, in carrying out its oversight responsibilities the Committee is not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to the independent accountants’ work.

      The following functions shall be the common recurring activities of the Committee in carrying out its oversight responsibility. In particular, and without limiting the generality of the foregoing, the Committee shall, to the extent it may reasonably do so, undertake the responsibilities and duties prescribed by the NASD, the Commission or other similar regulatory bodies having jurisdiction over the financial affairs of the Corporation and the following list of functions shall be deemed to include such responsibilities and duties, as they may be promulgated from time to time, as if they were specifically listed below. The functions listed below are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate in the circumstances.

•	Review with a representative of financial management and the independent accountants the financial information contained in the Corporation’s Quarterly Report on Form 10-Q prior to its filing, the Corporation’s earnings announcements prior to release, and the results of the independent accountants’ review of Interim Financial Information pursuant to Statement of Accounting Standards (SAS) 71. The Chair may represent the entire Committee, either in person or by telephone conference call, for purposes of this review.

•	Review with management and the independent accountants following the completion of the annual audit of the Corporation’s consolidated financial statements included in the Annual Report on Form 10-K for the last fiscal year, and prior to its filing:

(1) the Corporation’s annual consolidated financial statements and related footnotes;

(2) the independent accountants’ audit of the consolidated financial statements and their report;

(3) any significant changes required in the independent accountants’ examination plan;

(4) any serious difficulties or disputes with management encountered during the course of the audit; and

(5) other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards including discussions relating to the independent accountants’ judgments about such matters as the quality, not just the acceptability, of the Corporation’s accounting practices and other items set forth in SAS 61 (Communication with Audit Committees) or other such auditing standards that may in time modify, supplement or replace SAS 61.

•	On an annual basis, the Committee should ensure receipt of, and review with the independent accountants, a written statement required by Independence Standards Board (ISB) Standard No. 1, as may be modified or supplemented. The Committee will actively engage the independent accountants in a dialogue regarding any disclosed relationships or services that may impact their objectivity and independence. The Committee will recommend that the Board of Directors take appropriate action on any disclosed relationships that may reasonably be thought to bear on the independence of the accountants and satisfy itself that the Corporation has engaged independent accountants as required by the Securities Acts administered by the Commission.

•	The Committee will have prepared and review the Audit Committee Report for inclusion in the proxy statement for the annual shareholders’ meeting. The Audit Committee Report must state whether the Committee:

(1) has reviewed and discussed the audited consolidated financial statements with management;

(2) has discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified, supplemented or replaced; and

(3) has received the written disclosures from the independent accountants regarding the independent accountants’ independence required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the accountants their independence; and

(4) has recommended to the Board of Directors, based on the review and discussions referred to in above items (1) through (3), that the Corporation’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

•	The Committee and Board of Directors are responsible for the selection, evaluation and, where appropriate, replacement of the independent accountants. Selection for the ensuing calendar year will be submitted to the shareholders for ratification or rejection at the annual meeting of shareholders. Consistent with these responsibilities, it is recognized that the independent accountants are ultimately accountable to the Board of Directors and Committee.

•	Review and reassess the adequacy of the Audit Committee Charter on an annual basis. The charter will be included as an appendix to the annual shareholders’ meeting proxy statement triennially or in the next annual shareholders’ meeting proxy statement following any significant amendment to the charter.

•	In consultation with the independent accountants and the internal auditors, regularly review the integrity of the Corporation’s financial reporting processes and system of internal control.

•	Review and concur in the appointment, replacement, reassignment or dismissal of the internal auditors. Confirm and assure the objectivity of the internal auditors.

•	Review the performance of the internal accounting and finance department, including the objectivity and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent accountants.

•	Review from time to time as reasonably necessary the Corporation’s policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal accounting and finance department or the independent accountants.

•	Review legal and regulatory matters that may have a material impact on the Corporation’s consolidated financial statements, related compliance policies and programs, and reports received from regulators.

OTHER POWERS AND RESPONSIBILITIES

      In addition to the activities described above, the Committee will perform such other functions as necessary or appropriate under law, the Corporation’s Articles of Incorporation or Bylaws, and the resolutions and other directives of the Board of Directors.

      The Committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities and shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

      The duties and responsibilities of a member of the Committee are in addition to those duties generally pertaining to a member of the Board of Directors.

      The Committee will report its actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

ANNEX B

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF
MEDICAL DISCOVERIES, INC.

1.	Name

      The name of the corporation is Medical Discoveries, Inc. (the “Corporation”).

2.	Purposes and Powers

      The Corporation is organized for any and all lawful purposes for which a corporation may be organized under the Utah Revised Business Corporation Act (the “Act”).

3.	Authorized Shares

      The aggregate number of shares of capital stock that the Corporation is authorized to issue is three hundred million (300,000,000), of which two hundred fifty million (250,000,000) are shares of common stock, no par value (the “Common Stock”), and fifty million (50,000,000) are shares of preferred stock, no par value (the “Preferred Stock”). The designations, preferences, limitations and relative rights of each class of stock are as follows:

(a) Preferred Stock. The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designations, preferences, limitations and relative rights as shall be stated and expressed in an amendment to these Articles of Incorporation providing for the issue of such series. The board of directors of the Corporation is hereby expressly vested with authority to amend these Articles of Incorporation, without the prior approval of the Corporation’s shareholders, to: (x) create one or more series of the Preferred Stock, fix the number of shares of each such series, and designate and determine, in whole or part, the preferences, limitations, and relative rights of each series of the Preferred Stock; (y) alter or revoke the designations, preferences, limitations and relative rights of any wholly unissued series of the Preferred Stock; or (z) increase or decrease the number of shares constituting any series of the Preferred Stock the number of shares of which was originally fixed by the board of directors, either before or after the issuance of shares of the series; provided, however, that the number may not be decreased below the number of shares of such series then outstanding, or increased above the total number of authorized shares of the Preferred Stock available for designation as a part of such series. Without limiting the foregoing, the authority of the board of directors with respect to each such series shall include, but not be limited to, the determination or fixing of the following:

(i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the board of directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the board of directors;

(ii) The dividend rate of such series, the conditions and times upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or series thereof, or on the other series of the same class, and whether dividends shall be cumulative or noncumulative;

(iii) The conditions upon which the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

(iv) Whether or not the shares of the series shall be subject to the operation of retirement or sinking fund provisions to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(v) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

(vi) Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, subject to the limitations hereinafter set forth, the terms of such voting rights;

(vii) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or upon distribution of assets of the Corporation; and

(viii) Any other designations, preferences, limitations and relative rights of the shares of such series, as the board of directors may deem advisable.

(b) Common Stock

(i) Dissolution

(A) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, after any preferential amount with respect to the Preferred Stock has been paid or reserved, the holders of Common Stock and the holders of any series of Preferred Stock entitled to participate in the distribution of assets are entitled to receive the net assets of the Corporation.

(ii) Voting

(A) At every meeting of the shareholders, every holder of shares of the Common Stock shall be entitled to one vote in person or by proxy for each share of such Common Stock standing in his name on the stock transfer records of the Corporation.

(B) No shareholder shall have the right to cumulate votes in the election of directors.

(iii) Preemptive Rights. No holder of shares of the Common Stock of the Corporation shall, as such holder, be entitled as of right to subscribe for, purchase or receive any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of bonds, debentures or other securities convertible into or exchangeable for stock, but all such additional shares of stock of any class, or bonds, debentures or other securities convertible into or exchangeable for stock, may be issued and disposed of by the board of directors on such terms and for such consideration, so far as may be permitted by law, and to such persons, as the board of directors in its absolute discretion may deem advisable.

4.	Officer and Director Liability

      (a) The Corporation will indemnify and advance expenses to its directors, officers, employees, fiduciaries or agents and to any person who is or was serving at the Corporation’s request as a director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign corporation or other person or of an employee benefit plan (and their respective estates or personal representatives) to the fullest extent as from time to time permitted by Utah law.

      (b) The personal liability of the directors and officers of the Corporation to the Corporation or its shareholders, or to any third person, will be eliminated or limited to the fullest extent as from time to time permitted by Utah law.

      (c) Any repeal or modification of this Article 4 by the shareholders of the Corporation will not adversely affect any right or protection of any person existing at the time of such repeal or modification.

5.	Amended and Restated Articles

      These Amended and Restated Articles of Incorporation supersede, replace, and restate in their entirety the original Articles of Incorporation of the Corporation and any amendments thereto. Any reference herein to Articles of Incorporation will be deemed a reference to these Amended and Restated Articles of Incorporation.

ANNEX C

MEDICAL DISCOVERIES, INC.

2002 STOCK INCENTIVE PLAN

      1.     Purpose. The purpose of this 2002 Stock Incentive Plan (the “Plan”) is to enable Medical Discoveries, Inc. (the “Company”) to attract and retain the services of (i) selected employees, officers and directors of the Company or any parent or subsidiary of the Company and (ii) selected nonemployee agents, consultants, advisers and independent contractors of the Company or any parent or subsidiary of the Company. For purposes of this Plan, a person is considered to be employed by or in the service of the Company if the person is employed by or in the service of any entity (the “Employer”) that is either the Company or a parent or subsidiary of the Company.

      2.     Shares Subject to the Plan. Subject to adjustment as provided below and in Section 10, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall be 20,000,000 shares. If an option or Performance-Based Award granted under the Plan expires, terminates or is canceled, the unissued shares subject to that option or Performance-Based Award shall again be available under the Plan. If shares awarded as a bonus pursuant to Section 7 or sold pursuant to Section 8 under the Plan are forfeited to or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

      3.     Effective Date and Duration of Plan.

      3.1     Effective Date. The Plan shall become effective as of July 11, 2002. No Incentive Stock Option (as defined in Section 5 below) granted under the Plan shall become exercisable and no payments shall be made under a Performance-Based Award, however, until the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at a shareholders meeting at which a quorum is present or by means of unanimous consent resolutions, and the exercise of any Incentive Stock Options granted under the Plan before approval shall be conditioned on and subject to that approval. Subject to this limitation, options and Performance-Based Awards may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

      3.2     Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on the shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, Performance-Based Awards and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, any outstanding Performance-Based Awards or any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

      4.     Administration.

      4.1     Board of Directors. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it deems expedient to carry the Plan into effect, and the Board of Directors shall be the sole and final judge of such expediency.

      4.2     Committee. The Board of Directors may delegate to any committee of the Board of Directors (the “Committee”) any or all authority for administration of the Plan. If authority is delegated to the Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee, except (i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan as provided in Sections 3 and 11.

      5.     Types of Awards, Eligibility, Limitations. The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as provided in Sections 6.1 and 6.2; (ii) grant options other than Incentive Stock Options (“Non-Statutory Stock Options”) as provided in Sections 6.1 and 6.3; (iii) award stock bonuses as provided in Section 7; (iv) sell shares subject to restrictions as provided in Section 8; and (v) award Performance-Based Awards as provided in Section 9. Awards may be made to employees, including employees who are officers or directors, and to other individuals described in Section 1 selected by the Board of Directors; provided, however, that only employees of the Company or any parent or subsidiary of the Company (as defined in subSections 424(e) and 424(f) of the Code) are eligible to receive Incentive Stock Options under the Plan. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award.

      6.     Option Grants.

      6.1     General Rules Relating to Options.

6.1-1 Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the exercise price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

6.1-2 Exercise of Options. Except as provided in Section 6.1-4 or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of exercise the optionee is employed by or in the service of the Company and shall have been so employed or provided such service continuously since the date the option was granted. Except as provided in Sections 6.1-4 and 10, options granted under the Plan may be exercised from time to time over the period stated in each option in amounts and at times prescribed by the Board of Directors, provided that options may not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if an optionee does not exercise an option in any one year for the full number of shares to which the optionee is entitled in that year, the optionee’s rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

6.1-3 Nontransferability. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors, each other option granted under the Plan by its terms (i) shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee’s domicile at the time of death, and (ii) during the optionee’s lifetime, shall be exercisable only by the optionee.

6.1-4 Termination of Employment or Service.

6.1-4(a) General Rule. Unless otherwise determined by the Board of Directors, if an optionee’s employment or service with the Company terminates for any reason other than because of total disability or death as provided in Sections 6.1-4(b) and (c), his or her option may be exercised at any time before the expiration date of the option or the expiration of 30 days after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination.

6.1-4(b) Termination Because of Total Disability. Unless otherwise determined by the Board of Directors, if an optionee’s employment or service with the Company terminates because of total disability, his or her option may be exercised at any time before the expiration date of the option or before the date 12 months after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination. The term “total disability” means a medically determinable mental or physical impairment that is expected to result in death or has lasted or is expected to last for a continuous period of 12 months or more and that, in the opinion of the Company and two independent physicians, causes the optionee to be unable to perform his or her duties as an employee, director, officer or consultant of the Employer and unable to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the two independent physicians have furnished their written opinion of total disability to the Company and the Company has reached an opinion of total disability.

6.1-4(c) Termination Because of Death. Unless otherwise determined by the Board of Directors, if an optionee dies while employed by or providing service to the Company, his or her option may be exercised at any time before the expiration date of the option or before the date 12 months after the date of death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom the optionee’s rights under the option shall pass by the optionee’s will or by the laws of descent and distribution of the state or country of domicile at the time of death.

6.1-4(d) Amendment of Exercise Period Applicable to Termination. The Board of Directors may at any time extend the 30-day and 12-month exercise periods any length of time not longer than the original expiration date of the option. The Board of Directors may at any time increase the portion of an option that is exercisable, subject to terms and conditions determined by the Board of Directors.

6.1-4(e) Failure to Exercise Option. To the extent that the option of any deceased optionee or any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to the option shall cease and terminate.

6.1-4(f) Leave of Absence. Absence on leave approved by the Employer or on account of illness or disability shall not be deemed a termination or interruption of employment or service. Unless otherwise determined by the Board of Directors, vesting of options shall continue during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options shall be suspended during any other unpaid leave of absence.

6.1-5 Purchase of Shares.

6.1-5(a) Notice of Exercise. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon the Company’s receipt of written notice from the optionee of the optionee’s binding commitment to purchase shares, specifying the number of shares the optionee desires to purchase under the option and the date on which the optionee agrees to complete the transaction, and, if required to comply with the Securities Act of 1933, containing a representation that it is the optionee’s intention to acquire the shares for investment and not with a view to distribution.

6.1-5(b) Payment. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option exercise, the optionee must pay the Company the full purchase price of those shares in cash or by check or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock or other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration. Unless otherwise determined by the Board of Directors, any Common Stock provided in payment of the purchase price must have been previously acquired and held by the optionee for at least six months. The fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock last reported before the time payment in Common Stock is made or, if earlier, committed to be made, if the Common Stock is publicly traded, or another value of the

Common Stock as specified by the Board of Directors. No shares shall be issued until full payment for the shares has been made, including all amounts owed for tax withholding. With the consent of the Board of Directors, an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option.

6.1-5(c) Tax Withholding. Each optionee who has exercised an option shall, immediately upon notification of the amount due, if any, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required (as a result of exercise of an option or as a result of disposition of shares acquired pursuant to exercise of an option) beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount, in cash or by check, to the Company on demand. If the optionee fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors, an optionee may satisfy this obligation, in whole or in part, by instructing the Company to withhold from the shares to be issued upon exercise or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation.

6.1-5(d) Reduction of Reserved Shares. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option (less the number of any shares surrendered in payment for the exercise price or withheld to satisfy withholding requirements).

6.1-6 Limitations on Grants to Non-Exempt Employees. Unless otherwise determined by the Board of Directors, if an employee of the Company or any parent or subsidiary of the Company is a non-exempt employee subject to the overtime compensation provisions of Section 7 of the Fair Labor Standards Act (the “FLSA”), any option granted to that employee shall be subject to the following restrictions: (i) the option price shall be at least 85 percent of the fair market value, as described in Section 6.2-4, of the Common Stock subject to the option on the date it is granted; and (ii) the option shall not be exercisable until at least six months after the date it is granted; provided, however, that this six-month restriction on exercisability will cease to apply if the employee dies, becomes disabled or retires, there is a change in ownership of the Company, or in other circumstances permitted by regulation, all as prescribed in Section 7(e)(8)(B) of the FLSA.

6.2 Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

6.2-1 Limitation on Amount of Grants. If the aggregate fair market value of stock (determined as of the date the option is granted) for which Incentive Stock Options granted under this Plan (and any other stock incentive plan of the Company or its parent or subsidiary corporations, as defined in subSections 424(e) and 424(f) of the Code) are exercisable for the first time by an employee during any calendar year exceeds $100,000, the portion of the option or options not exceeding $100,000, to the extent of whole shares, will be treated as an Incentive Stock Option and the remaining portion of the option or options will be treated as a Non-Statutory Stock Option. The preceding sentence will be applied by taking options into account in the order in which they were granted. If, under the $100,000 limitation, a portion of an option is treated as an Incentive Stock Option and the remaining portion of the option is treated as a Non-Statutory Stock Option, unless the optionee designates otherwise at the time of exercise, the optionee’s exercise of all or a portion of the option will be treated as the exercise of the Incentive Stock Option portion of the option to the full extent permitted under the $100,000 limitation. If an optionee exercises an option that is treated as in part an Incentive Stock Option and in part a Non-Statutory Stock Option, the Company will designate the portion of the stock acquired pursuant to the exercise of the Incentive Stock Option portion as Incentive Stock Option stock by issuing a separate certificate for that portion of the stock and identifying the certificate as Incentive Stock Option stock in its stock records.

6.2-2 Limitations on Grants to 10 percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (as defined in subSections 424(e) and 424(f) of the Code) only if the option price is at least 110 percent of the fair market value, as described in Section 6.2-4, of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

6.2-3 Duration of Options. Subject to Sections 6.1-2, 6.1-4 and 6.2-2, Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that by its terms no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

6.2-4 Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in Section 6.2-2, the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be the closing price of the Common Stock last reported before the time the option is granted, if the stock is publicly traded, or another value of the Common Stock as specified by the Board of Directors.

6.2-5 Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the last action by the Board of Directors adopting the Plan or approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved within 12 months by the shareholders.

6.2-6 Early Dispositions. If within two years after an Incentive Stock Option is granted or within 12 months after an Incentive Stock Option is exercised, the optionee sells or otherwise disposes of Common Stock acquired on exercise of the Option, the optionee shall within 30 days of the sale or disposition notify the Company in writing of (i) the date of the sale or disposition, (ii) the amount realized on the sale or disposition and (iii) the nature of the disposition (e.g., sale, gift, etc.).

6.3 Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following terms and conditions, in addition to those set forth in Section 6.1 above:

6.3-1 Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant and may be any amount determined by the Board of Directors.

6.3-2 Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

      7.     Stock Bonuses. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with any other restrictions determined by the Board of Directors. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. The Company may require any recipient of a stock bonus to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the recipient, including salary, subject to applicable law. With the consent of the Board of Directors, a recipient may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares withheld or delivered to satisfy withholding obligations.

      8.     Restricted Stock. The Board of Directors may issue shares under the Plan for any consideration (including promissory notes and services) determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with any other restrictions determined by the Board of Directors. All Common Stock issued pursuant to this Section 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective purchaser of the shares before the delivery of certificates representing the shares to the purchaser. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. The Company may require any purchaser of restricted stock to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares withheld or delivered to satisfy withholding obligations.

      9.     Performance-Based Awards. The Board of Directors may grant awards intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (“Performance-Based Awards”). Performance-Based Awards shall be denominated at the time of grant either in Common Stock (“Stock Performance Awards”) or in dollar amounts (“Dollar Performance Awards”). Payment under a Stock Performance Award or a Dollar Performance Award shall be made, at the discretion of the Board of Directors, in Common Stock (“Performance Shares”), or in cash or in any combination thereof. Performance-Based Awards shall be subject to the following terms and conditions:

9.1 Award Period. The Board of Directors shall determine the period of time for which a Performance-Based Award is made (the “Award Period”).

9.2 Performance Goals and Payment. The Board of Directors shall establish in writing objectives (“Performance Goals”) that must be met by the Company or any subsidiary, division or other unit of the Company (“Business Unit”) during the Award Period as a condition to payment being made under the Performance-Based Award. The Performance Goals for each award shall be one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any Business Unit: earnings, earnings per share, stock price increase, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, inventories, inventory turns, cash flows or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, and restructuring and special charges (determined according to criteria established by the Board of Directors). The Board of Directors shall also establish the number of Performance Shares or the amount of cash payment to be made under a Performance-Based Award if the Performance Goals are met or exceeded, including the fixing of a maximum payment. The Board of Directors may establish other restrictions to payment under a Performance-Based Award, such as a continued employment requirement, in addition to satisfaction of the Performance Goals. Some or all of the Performance Shares may be issued at the time of the award as restricted shares subject to forfeiture in whole or in part if Performance Goals or, if applicable, other restrictions are not satisfied.

9.3 Computation of Payment. During or after an Award Period, the performance of the Company or Business Unit, as applicable, during the period shall be measured against the Performance Goals. If the Performance Goals are not met, no payment shall be made under a Performance-Based Award. If the

Performance Goals are met or exceeded, the Board of Directors shall certify that fact in writing and certify the number of Performance Shares earned or the amount of cash payment to be made under the terms of the Performance-Based Award.

9.4 Tax Withholding. Each participant who has received Performance Shares shall, upon notification of the amount due, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the participant, including salary, subject to applicable law. With the consent of the Board of Directors, a participant may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so delivered or withheld shall not exceed the minimum amount necessary to satisfy the required withholding obligation.

9.5 Effect on Shares Available. The payment of a Performance-Based Award in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares of Common Stock reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award, less the number of shares delivered or withheld to satisfy withholding obligations.

      10.     Changes in Capital Structure.

10.1 Stock Splits, Stock Dividends. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for grants under the Plan and in all other share amounts set forth in the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee’s proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive.

10.2 Mergers, Reorganizations, Etc. In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, split-up, split-off, spin-off, reorganization or liquidation to which the Company is a party or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company (each, a “Transaction”), the Board of Directors shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan:

10.2-1 Outstanding options shall remain in effect in accordance with their terms.

10.2-2 Outstanding options shall be converted into options to purchase stock in one or more of the corporations, including the Company, that are the surviving or acquiring corporations in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be held by holders of shares of the Company following the Transaction. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied.

10.2-3 The Board of Directors shall provide a period of 30 days or less before the completion of the Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of that period, all unexercised options shall immediately terminate. The

Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during that period.

10.3 Dissolution of the Company. In the event of the dissolution of the Company, options shall be treated in accordance with Section 10.2-3.

10.4 Rights Issued by Another Corporation. The Board of Directors may also grant options and stock bonuses and Performance-Based Awards and issue restricted stock under the Plan with terms, conditions and provisions that vary from those specified in the Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock bonuses, Performance-Based Awards and restricted stock granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

      11.     Amendment of the Plan. The Board of Directors may at any time modify or amend the Plan in any respect. Except as provided in Section 10, however, no change in an award already granted shall be made without the written consent of the holder of the award if the change would adversely affect the holder.

      12.     Approvals. The Company’s obligations under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company’s shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate state or federal securities laws.

      13.     Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of an Employer or interfere in any way with the Employer’s right to terminate the employee’s employment at will at any time, for any reason, with or without cause, or to decrease the employee’s compensation or benefits, or (ii) confer upon any person engaged by an Employer any right to be retained or employed by the Employer or to the continuation, extension, renewal or modification of any compensation, contract or arrangement with or by the Employer.

      14.     Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any shares of Common Stock until the date the recipient becomes the holder of record of those shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs before the date the recipient becomes the holder of record.

Adopted: July 11, 2002

[FORM OF PROXY]

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 21, 2004 AT 1:00 P.M.

MEDICAL DISCOVERIES, INC.

      The undersigned shareholder of Medical Discoveries, Inc. hereby appoints David R. Walker and Judy M. Robinett and each of them, as attorneys and proxies, each with the power to act without the other and with power of substitution and revocation, and hereby authorizes them to represent the undersigned and vote, as designated on the other side, all shares of stock of Medical Discoveries, Inc. standing in the name of the undersigned with all powers that the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held May 21, 2004 or any adjournments or postponements thereof.

      Receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished herewith is hereby acknowledged.

(Continued and to be marked, dated and signed on the other side)

FOLD AND DETACH HERE

Annual Meeting of

Shareholders
MEDICAL DISCOVERIES, INC.

May 21, 2004

1:00 p.m.
Little America Hotel
500 S. Main Street
Salt Lake City, Utah

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.	Please mark your votes as indicated in this example X

1. ELECTION OF DIRECTORS		(THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW)
FOR all nominees listed to the right (except as marked to the contrary herein)	WITHHOLD AUTHORITY To vote for all nominees listed to the right	NOMINEES: David R. Walker, Judy M. Robinett, Larry Anderson (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2. RATIFICATION OF SELECTION OF BALUKOFF LINDSTROM & CO., P.A. AS INDEPENDENT ACCOUNTANTS			(THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF BALUKOFF LINDSTROM & CO., P.A. AS INDEPENDENT ACCOUNTANTS)

FOR	AGAINST	ABSTAIN

3. PROPOSAL TO AMEND AND RESTATE ARTICLES OF INCORPORATION			(THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION)

FOR	AGAINST	ABSTAIN

4. PROPOSAL TO APPROVE THE 2002 STOCK INCENTIVE PLAN			(THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE 2002 STOCK INCENTIVE PLAN)

FOR	AGAINST	ABSTAIN

5. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.			The signature should agree with the name on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Dated: -------------------------------------------------------------------------------- , 2004

(Signature)
(Signature if held jointly)

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

FOLD AND DETACH HERE

Admission Ticket

Annual Meeting of

Shareholders
MEDICAL DISCOVERIES, INC.
May 21, 2004
1:00 p.m.

Little America Hotel

500 S. Main Street
Salt Lake City, Utah